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                                                                    Exhibit 23.1


We hereby consent to the use of our name in the Prospectus on Form S-8, File No. 33-48850, and the use of our opinion as an exhibit to said registration Statement with the amendment of said Registration Statement by the incorporation of the Annual Report on Form 10-KSB of Luther Medical Products, Inc., for the fiscal year ended June 30, 1996.

                                       THELEN, MARRIN, JOHNSON & BRIDGES


September 26, 1996